UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
March 29, 2011
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, CA (Address of principal executive offices)	90067 (Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-10.1
EX-10.2
EX-99.1
EX-99.2

ITEM 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
On March 30, 2011, Northrop Grumman Corporation (the “Company”), completed a corporate reorganization (the “Holding Company Reorganization”) to create a new holding company structure. The Holding Company Reorganization was effected by action of the board of directors of the Company without a vote of the Company’s stockholders pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”). In accordance with Section 251(g) of the DGCL, Titan Merger Sub Inc., a Delaware corporation and indirect, wholly owned subsidiary of the Company (formerly New P, Inc.) (“Merger Sub”), merged with and into Titan II, Inc. (formerly Northrop Grumman Corporation), a Delaware corporation (“Titan II”), with Titan II as the surviving corporation and an indirect, wholly owned subsidiary of the Company (the “Merger”). The Merger was completed pursuant to the terms of an Agreement and Plan of Merger among Titan II, the Company and Merger Sub, dated March 29, 2011 (the “Merger Agreement”). At the effective time of the Merger and in connection with the Holding Company Reorganization, (i) the Company changed its name from New P, Inc. to “Northrop Grumman Corporation,” and Titan II changed its name from Northrop Grumman Corporation to “Titan II Inc.” and (ii) all of the outstanding shares of capital stock of Titan II were converted into the same number of shares of the same class of capital stock of the Company. Outstanding equity-based awards with respect to common stock of Titan II have been converted to equity-based awards with respect to common stock of the Company. The board of directors of the Company immediately after completion of the Holding Company Reorganization is composed of the same persons who were on the board of directors of Titan II immediately prior to the Holding Company Reorganization. A copy of the Merger Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Upon consummation of the Merger, the Company’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Company is the successor issuer to Titan II.
Separation and Distribution Agreement
On March 29, 2011, the Company entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Titan II, Huntington Ingalls Incorporated, Inc., a Delaware corporation (“HII”), Northrop Grumman Shipbuilding, Inc., a Virginia corporation and Northrop Grumman Systems Corporation, a Delaware corporation (“NGSC”), pursuant to which HII was legally and structurally separated from the Company.
Pursuant to the terms of the separation agreement, (i) the Company completed the Holding Company Reorganization as described above, (ii) the Company and HII effected certain transfers of assets and assumed certain liabilities so that each of the Company and HII retained both the assets of and liabilities associated with their respective businesses, (iii) subject to certain exceptions, all agreements, arrangements, commitments and undertakings, including all intercompany accounts payable or accounts receivable, including intercompany indebtedness and intercompany work orders between the Company and HII were terminated, effective no later than March 31, 2011 (the “Distribution Date”), (iv) the Company and HII agreed to share certain gains and liabilities and (v) the Company distributed, on a pro rata basis, all of the issued and outstanding shares of common stock of HII to the Company’s stockholders via a pro-rata dividend (the “Spin-Off”).
Consummation of the Spin-Off was subject to customary closing conditions that were satisfied prior to the Spin-Off, including, among other things, that (i) the Securities and Exchange Commission (the “SEC”) declare effective HII’s registration statement on Form 10 relating to the registration of HII common stock under the Securities Exchange Act of 1934, (ii) no stop order of the SEC suspending effectiveness of the Form 10 be in effect prior to the Spin-Off and (iii) the HII common stock be authorized for listing on the New York Stock Exchange.
In addition to, and concurrently with, the Separation Agreement, the Company, HII and certain of their respective subsidiaries entered into certain ancillary agreements, including (i) an Employee Matters Agreement that sets forth agreements between the Company and HII as to certain employment, compensation and benefits matters, (ii) an Insurance Matters Agreement that allocates to the Company and HII rights regarding various policies of insurance, (iii) an Intellectual Property License Agreement pursuant to which NGSC and its affiliates license certain of its intellectual property to NGSB and its affiliates and NGSB and its affiliates license certain of its intellectual property to NGSC and its affiliates, (iv) a Tax Matters Agreement that governs rights and obligations after the Spin-Off with respect to matters regarding U.S. Federal, state, local and foreign income taxes and other taxes, including tax liabilities and benefits, attributes, returns and contests, and (v) a Transition Services Agreement under which the Company or certain of its subsidiaries will provide HII with certain services for a limited time to help ensure an orderly transition following the distribution.
The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference. All stockholders of the Company are urged to read the Separation Agreement carefully and in its entirety. The description of the Separation Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.
The information relating to the Company’s acquisition of Titan II described in Item 1.01 is incorporated herein by reference.
Additionally, on March 31, 2011, the Company announced that it had completed the previously announced Spin-Off of HII. Effective as of 12:01 a.m., Eastern time on the Distribution Date, the common stock of HII was distributed, on a pro rata basis, to the Company’s stockholders of record as of the close of business of the New York Stock Exchange on March 30, 2011 (the “Record Date”). On the Distribution Date, each of the stockholders of the Company received one share of HII common stock for every six shares of common stock of the Company that he, she or it held on the Record Date. Each stockholder will receive cash in lieu of any fractional shares of HII common stock. The Spin-Off was completed pursuant to the Separation Agreement. A copy of the press release announcing the Spin-Off is filed as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the completion of the Holding Company Reorganization, Wesley G. Bush, Lewis W. Coleman, Victor H. Fazio, Donald E. Felsinger, Stephen E. Frank, Bruce S. Gordon, Madeleine Kleiner, Karl J. Krapek, Richard B. Myers, Aulana L. Peters and Kevin W. Sharer resigned from the Board of Directors of Titan II following the Merger and were appointed as members of the Board of Directors of the Company.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 29, 2011, the Company filed a certificate of amendment to its Certificate of Incorporation (the “Certificate of Amendment”), changing the Company’s name from New P, Inc. to Northrop Grumman Corporation, effective immediately after the effectiveness of the Merger. The Certificate of Amendment is attached hereto as Exhibit 3.1.
ITEM 9.01 Financial Statements and Exhibits
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed consolidated statements of operations of Northrop Grumman Corporation for the years ended December 31, 2010, 2009 and 2008 and unaudited pro forma condensed consolidated statement of financial position of Northrop Grumman Corporation dated as of December 31, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
     (d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Northrop Grumman Corporation (formerly New P, Inc.)

10.1	Agreement and Plan of Merger among Titan II Inc. (formerly Northrop Grumman Corporation), Northrop Grumman Corporation (formerly New P, Inc.) and Titan Merger Sub Inc., dated March 29, 2011.

Exhibit No.	Description
10.2	Separation and Distribution Agreement, dated as of March 29, 2011, between Titan II Inc. (formerly Northrop Grumman Corporation), Northrop Grumman Corporation (formerly New P, Inc.), Huntington Ingalls Industries, Inc., Northrop Grumman Shipbuilding, Inc., and Northrop Grumman Systems Corporation

99.1	Press release issued March 31, 2011 by Northrop Grumman Corporation

99.2	Unaudited pro forma condensed consolidated statements of operations of Northrop Grumman Corporation for the years ended December 31, 2010, 2009 and 2008 and unaudited pro forma condensed consolidated statement of financial position of Northrop Grumman Corporation dated as of December 31, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
April 4, 2011 (Date)	By:	/s/ Jennifer C. McGarey
(Signature)
Jennifer C. McGarey Corporate Vice President and Secretary